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                                                                    Exhibit 10 H

                       CARPENTER TECHNOLOGY CORPORATION
                       STOCK-BASED COMPENSATION PLAN FOR
                            NON-EMPLOYEE DIRECTORS
                          Effective October 20, 1997
                        As last amended April 26, 2001


1.   Purpose:

     The purposes of the Plan are to attract and retain the services of experienced and knowledgeable non-employee Directors, to encourage Eligible Directors of Carpenter Technology Corporation (the "Company") to acquire a proprietary and vested interest in the growth and performance of the Company, and to generate an increased incentive for Directors to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its stockholders.

  This Plan is an amendment and restatement of the Carpenter Technology Corporation Non-Qualified Stock Option Plan for Non-Employee Directors as adopted effective August 1, 1990 and amended October 23, 1995 and October 20, 1997. The rights of any Director whose service as a Director ended on or before April 25, 2001 shall be governed by the terms of the Plan as in effect when that Director's service ended.


2.   Definitions:

     As used in the Plan, the following terms shall have the meanings set forth below:

     a) "Annual Retainer" shall mean base compensation for services as a Director. Annual Retainer shall not include meeting fees, committee service fees, if any, expense allowances or reimbursements or any other additional compensation for services as a Director.

     b) "Beneficiary" means the person that the Eligible Director designates to receive any unpaid portion of the Eligible Director's Account should the Eligible Director's death occur before the Eligible Director receives the entire balance to the credit of such Eligible Director's Account. If the Eligible Director does not designate a Beneficiary, the Beneficiary shall be the person's spouse if the person is married at the time of death, or the Eligible Director's estate if unmarried at the time of the person's death.

     c)   "Board" shall mean the Board of Directors of the Company.

     d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     e) "Common Stock" shall mean the Common Stock, $5.00 par value, of the Company.

     f)   "Company" shall mean Carpenter Technology Corporation.

     g) "Election Date" shall mean with respect to an Option hereunder the date of the appointment, election, or re-election of the Eligible Director that prompted the grant of such Option.

     h) "Eligible Director" shall mean each Director of the Company who is not an employee of the Company or any of the Company's subsidiaries (as defined in Section 425 (f) of the Code), or who is not otherwise excluded from participation by agreement.

     i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     j) "Fair Market Value" shall mean with respect to the Common Stock (I) the last sale price of the Common Stock on the date on which such value is determined, as reported on the consolidated tape of New York Stock Exchange issues or, if there shall be no trades on such date, on the date nearest preceding such date; (ii) if the Common Stock is not then listed for trading on the New York Stock

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Exchange, the last sale price of the Common Stock on the date of which such value is determined, as reported on another recognized securities exchange or on the NASDAQ National Market System if the Common Stock shall then be listed and traded upon such exchange or system or, if there shall be no trades on such date, on the date nearest preceding such date; or (iii) the mean between the bid and asked quotations for such stock on such date (as reported by a recognized stock quotation services) or, in the event that there shall be no bid or asked quotations on such date, then upon the basis of the mean between the bid and asked quotations on the date nearest preceding such date.

     k) "Grant Date" shall mean with respect to an Option hereunder the date upon which such Option is granted.

     l) "Option" shall mean any right granted to an Eligible Director allowing such Eligible Director to purchase Shares at such price or prices and during such period or periods as set forth under the Plan. All Options shall be non-qualified options not entitled to special tax treatment under Section 422A of the Code.

     m) "Option Letter" shall mean a written instrument evidencing an Option granted hereunder and signed by an authorized representative of the Company.

     n) "Performance Unit" shall mean the right to receive, following termination of service as an Eligible Director, one share of Common Stock. Performance Units will be awarded, if at all, based upon the attainment of a specified goal ("Performance Goal") by the end of a period specified by the Board based upon one or more of the following criteria: (I) price of the Common Stock, (ii) market share of the Company, (iii) sales by the Company, (iv) earnings per share of the Common Stock, (v) return on shareholder equity of the Company, or (vi) costs of the Company. Such goal shall be pre-determined by the Board at a time when it is substantially uncertain that the Performance Goals will be met and subject to verification by the Company's independent auditors using generally accepted accounting principles, consistently applied. For purposes of this Plan, fractional Performance Units, measured to the nearest four decimal places, may be credited.

     o) "Release Date" shall mean the fifth business day occurring after the Company's earnings release for the preceding fiscal period. In calculating the Release Date, the day of an earnings release shall be counted, if the earnings release is made before the opening of trading on the New York Stock Exchange and shall not be counted if such release is made after the opening of trading.

     p) "Retirement" shall mean Retirement from the Board with a minimum of three years service as an Eligible Director.

     q) "SAR" or "Stock Appreciation Right" shall mean the right granted to an Eligible Director to receive the increase in the Fair Market Value of a specified number of Shares.

     r)   "Shares" shall mean Shares of Common Stock.

     s) "Stock Unit" shall mean the right to receive, following both service as an Eligible Director for one year following the grant of the Stock Unit and termination of service as an Eligible Director, one share of Common Stock. For purposes of this Plan, fractional Stock Units, measured to the nearest four decimal places, may be credited.

     t) "Unit" shall mean a Performance Unit, a Stock Unit, or both, as required by context.

     u) "Window" shall mean a 30 calendar-day period of time beginning on a Release Date.


3.   Administration:

     The Plan shall be administered by the Company. Subject to the terms of the Plan, the Board shall have the power to interpret the provisions and supervise the administration of the Plan.

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4.   Shares Subject to the Plan:

     a)   Total Number.  Subject to adjustment as provided in this Section, the
          ------------
total number of Shares as to which Options may be granted, or Performance Units, Stock Units and SARs awarded shall be 329,000. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury Shares.

     b)   Reduction of Shares Available.
          -----------------------------

          (i) The grant of an Option will reduce the Shares as to which Options may be granted by the number of Shares subject to such Option.

          (ii) Any shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the Shares available for grants under the Plan.

          (iii) The grant of Performance Units or Stock Units will reduce the number of Shares available for further grants by the number of Units granted.

          (iv) The exercise of an SAR payable in Shares will reduce the number of Shares that may be issued upon subsequent exercise of SARs.

     c)   Increase of Shares Available.  The lapse, cancellation or other
          ----------------------------
termination of an Option, Unit or SAR that has not been fully exercised or paid shall increase the available Shares for such Options, Units or SARs by the number of Shares that have not been issued upon exercise of such Option or SAR or payment of such Unit.

     d)   Other Adjustments.  The total number and kind of Shares available for
          -----------------
Options, Units or SARs under the Plan or which may be allocated to any one Eligible Director, the number and kind of Shares subject to outstanding Options, Units or SARs, and the exercise price for such Options or SARs or the value of Units shall be appropriately adjusted by the Board for any increase or decrease in the number of outstanding Shares resulting from a stock dividend, subdivision, combination of Shares, reclassification, or other change in corporate structure affecting the Shares or for any conversion of the Shares into or exchange of the Shares for other Shares as a result of any merger or consolidation (including a sale of assets) or other recapitalization as may be necessary to maintain the proportionate interest of the Option, SAR or Unit holder.


5.   Initial Options:

     Initial Options shall be granted to Eligible Directors as follows:

     a)   Initial Grant.  Each Eligible Director who has not previously received
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a grant under this Plan shall be granted an Option to acquire 2,000 Shares as follows: (1) on the Election Date in the event that the Election Date occurs during a Window, or (2) on the next Release Date in the event that the Election Date does not occur during the Window.

     b)   Terms and Conditions.  Any Option granted under this Section 5 shall
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be subject to the following terms and conditions:

          (i)    Option Price.  The purchase price per Share purchasable under
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an Option granted under Section 5 shall be 100% of the Fair Market Value of a
Share on the Grant Date.

          (ii)   Exercisability.  Unless otherwise provided by this Plan, an
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Option granted under Section 5 shall become exercisable in whole or in part one year from the Grant Date.

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 6.  Annual Options:

     Annual Options shall be granted to Eligible Directors as follows:

     a)   Eligible Directors.  Each Eligible Director on or after the Effective
          ------------------
Date of the Plan shall be granted an Option to acquire 2,000 Shares immediately after the annual meeting of the Company's stockholders.

     b)   Terms and Conditions.  Any Option granted under this Section 6 shall
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be subject to the following terms and conditions:

          (i)  Option Price.  The purchase price per Share purchasable under an
               ------------
Option shall be 100% of the Fair Market Value of a Share on the Grant Date.

          (ii) Exercisability.  Unless otherwise provided by this Plan, an
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Option granted under this Section 6 shall become exercisable in whole or in part one year from the Grant Date.


7.   General Terms:

     The following provisions shall apply to any Option:

     a)   Option Period.  Each Option shall expire ten years from its Grant
          -------------
Date, subject to earlier termination as hereinafter provided.

     b) Each Option granted under this Plan shall become exercisable by the Eligible Director only after the completion of one year of Board service immediately following the Grant Date; provided, however, that for Annual Options under Section 6, uninterrupted Board service by the Eligible Director until the annual meeting of the Company's stockholders next following the Grant Date shall be deemed completion of one year of Board service. Exercise of any or all prior existing Options shall not be required.

     c) No Option under this Plan may be transferable by the Eligible Director except by will or the laws of descent and distribution. In the event of the death of the Eligible Director more than one year after the Grant Date and not more than three months after the termination of the Eligible Director's Board service, the Option may be transferred to the Eligible Director's personal representative, heirs or legatees ("Transferee") and may be exercised by the Transferee before the earlier of (i) the expiration of one year from the date of the death of the Eligible Director or (ii) the expiration of ten years from the Grant Date. In the event of the Retirement from Board service of an Eligible Director, an Option may be exercised prior to its expiration during the five year period beginning with the date of Retirement; provided, however, that in the event of a retiree's death during such five year period, unexercised Options may be exercised by the Transferee before the earlier of either items (i) or
(ii) of this Section 7(c). In all other cases of termination of Board service of an Eligible Director except for removal for cause, the Option, if otherwise exercisable by the Eligible Director at the time of such termination, may be exercised within three months after such termination. In the event of removal for cause, all existing Options shall be of no force and effect.

     d)   Method of Exercise.  Any Option may be exercised by the Eligible
          ------------------
Director in whole or in part at such time or times and by such methods as the Board may specify. The applicable Option Letter may provide that the Eligible Director may make payment of the Option price in cash, Shares, held for at least six months, or such other consideration as the Board may specify, or any combination thereof, having a Fair Market Value on the exercise date equal to the total Option price.

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8.   Stock Units:

     a)  Grant of Stock Units.  On the date of the annual meeting of
         --------------------
  stockholders, each Eligible Director shall be awarded each year a number of Stock Units determined by dividing 50% of the Director's Annual Retainer by the Fair Market Value on that date.

     b)  Election of Stock Units.  By written election filed with the Board
         -----------------------
before the end of any calendar year, an Eligible Director may elect to increase the percentage in a) above to 100%, and thereby have the entire Director's Annual Retainer payable in each calendar year beginning after the date of the election awarded in Stock Units. An election under this Section 8 b) shall remain in effect until changed, in writing, by the Director. Any such change shall be effective in the first calendar year beginning after the date of the written notice of change.

     c)  Forfeiture of Stock Units.   Stock Units awarded at an annual meeting
         -------------------------
of stockholders will be forfeited if the Director terminates service as a Director for any reason other than Board approved Retirement, Board determined disability, or death, before the immediately following annual meeting of stockholders.

     d)  Stock Units in Lieu of Pension.  Effective October 20, 1997, the
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present value on that date of any Eligible Director's accrued pension benefit under the Carpenter Technology Corporation Director Retirement Plan, excluding any Eligible Director who is required to retire on or before the 1998 Annual Meeting of Stockholders, shall be converted to Stock Units. The number of Stock Units to be awarded under this Section 8 d) shall be determined by dividing average of the Fair Market Value on the last ten business days of October 1997 into the present value of each Eligible Director's accrued pension. The present value will be determined using the UP-84 mortality table and a 7.5% interest rate. Stock Units awarded under this Section 8 d) shall not be subject to the vesting schedule of Section 8 c). Instead, such Stock Units will be payable upon the earlier of the Director's Retirement, Board determined disability, or death.


9.   Performance Units:

     a)   Grant of Performance Units.  Performance Units may be granted annually
          --------------------------
to Eligible Directors in such amounts and subject to such Performance Goals as shall be determined by the Board. Each Performance Unit shall have an initial value equal to the Fair Market Value of a Share (or similar fractional Share) on the Grant Date. The Board shall set one or more Performance Goals as described in Section 2(n) of this Plan. The extent to which those Performance Goals are met will determine the number and value of Performance Units that will be paid out to the Eligible Director.

     b)   Form and Timing of Payment of Performance Units.  Payment of earned
          -----------------------------------------------
Performance Units shall be made as soon as practicable following the close of the applicable period in a manner designated by the Board, in its sole discretion. The Board, in its sole discretion, may pay earned Performance Units in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable period. Such Shares may be granted subject to any restrictions deemed appropriate by the Board.

     c)   Dividends on Earned but Undistributed Shares.  Eligible Directors
          --------------------------------------------
shall be entitled to receive any dividends declared with respect to Shares that have been earned in connection with grants of Performance Units, but not yet distributed to Eligible Directors.


10.  Nontransferability of Units:

     Neither Performance Units nor Stock Units may be sold, transferred, pledged, assigned or otherwise alienated, other than by will or by the laws of descent and distribution.

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11.  Dividend Equivalents:

     An Eligible Director who has been awarded Stock Units will also be awarded additional Units, determined on a quarterly basis. The number of additional Units to be awarded will be determined by multiplying the quarterly dividend per Share for the immediately preceding quarter by the number of Units credited to the Director on the first day of that calendar quarter and dividing the result by the Fair Market Value on the last business day of that quarter.

12.  Payment of Units:

     a) Following an Eligible Director's Retirement, or termination of service on account of disability, the Director shall be paid a number of Shares equal to the number of whole Units credited to the Director, with cash paid in lieu of any fractional Units. The amount of cash to be paid will be based on the Fair Market Value on the date of the Director's termination of service as a Director. In the case of the Director's death, the payment will be made to the Director's Beneficiary.

     b)   Manner of Payment.
          -----------------

          (1) An Eligible Director may elect to receive Shares in payment of Units credited to the Director's account in a lump sum or in annual installments payable over either ten or fifteen years.

          (2) The election shall be made by the Director, in writing, filed with the Board no later than the end of the calendar year immediately preceding the Director's termination of service. If no election is made, the Director's Units will be paid in a lump sum as soon as is practicable following the Director's termination of service.

          (3) If a Director elects installment payments, the amount of each annual installment will be the number of Units to the Director's credit at the end of the immediately preceding calendar year multiplied by a fraction the numerator of which is one and the denominator of which is the number of years remaining in the original installment period. Dividend equivalents will continue to be credited to the Director's account through the end of the calendar quarter immediately preceding the final installment.

          (4) An Eligible Director who has elected installment payment of Units may, with the consent of the Board, which may be given or denied in the Board's sole discretion, change that election and receive a lump sum distribution of all remaining Units credited to the Director's account.


13.  Stock Appreciation Rights or SARs:

     SARs may be granted by the Board from time to time, subject to the following provisions:

     a) The Board may grant a SAR either in connection with the grant of an Option ("Tandem SAR") or independent of the grant of an Option ("Freestanding SAR"). The grant of any Freestanding SAR must be related to the attainment of Performance Goals under Section 9. Each Tandem SAR shall be exercisable only with the exercise and surrender of the related Option or portion thereof and shall entitle the Eligible Director to receive the excess of the Fair Market Value of the Shares on the date the Tandem SAR is exercised over the option price under the related Option. The excess is hereafter called the "Spread" for both Tandem SARs and Freestanding SARs. If the Eligible Director elects instead to exercise the related Option, the Tandem SAR shall be canceled automatically.

     b) A Tandem SAR shall be exercisable only to the extent and at the same time that the related Option is exercisable.

     c) A Freestanding SAR shall be exercisable pursuant to the terms and conditions that are specified in the agreement in which the Freestanding SAR is granted.

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     d)   Upon the exercise of a SAR, the Company shall pay to the Eligible
Director an amount equivalent to the spread (less any applicable withholding taxes) in cash, or in Shares, or a combination of both, as the Board shall determine. Such determination may be made at the time of the granting of the SAR. No fractional Shares of Stock shall be issued and the Board shall determine whether cash shall be given in lieu of such fractional Share or whether such fractional Share shall be eliminated.

     e) A Tandem SAR shall terminate and may no longer be exercised upon the termination or expiration of the related Option.

     f) Income attributable to the exercise of a SAR shall not be included in the calculation of any other benefits payable at any time by reason of the Eligible Director's service to the Company.

     g)   No SAR shall be transferable by the Eligible Director.

     h) The agreement under which a SAR is granted shall set forth the extent to which the Eligible Director shall have the right to exercise the SAR following termination of the Eligible Director's service as a Director. Such provisions shall be determined at the sole discretion of the Board and need not be uniform among all SARs issued pursuant to this Section 13, and may reflect distinctions based on the reasons for termination of service.

     i) The Board may only grant Freestanding SARs pursuant to the achievement of Performance Goals and it may impose additional restrictions upon the vesting and exercise of such SARs on the attainment of Performance Goals. For all purposes under this Plan, "Performance Goals" means goals that must be met by the end of a period specified by the Board based upon one or more of the following criteria: (i) price of the Common Stock, (ii) market share of the Company, (iii) sales by the Company, (iv) earnings per share of the Common Stock, (v) return on shareholder equity of the Company, or (vi) costs of the Company.


14.  Change in Control:

     a) Notwithstanding anything in this Plan to the contrary, in the event of a Change in Control of the Company, the Options granted under Sections 5 and 6 and any SARs granted under Section 13 shall vest and become immediately exercisable and any unvested Stock Units granted under Section 8 shall vest.

     b)   For purposes of this Plan, "Change in Control of the Company" means:

          (1) The acquisition by any individual, entity or group [within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act] (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that, for purposes of this
Section 14(b), the following acquisitions shall not constitute a Change in
Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company or (iv) any acquisition by any corporation pursuant to a transaction that complies with Sections 14(b)(3)(A), 14(b)(3)(B) and 14(b)(3)(C);

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          (2)  individuals who, as of the date hereof, constitute the Board (the
"Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

          (3) consummation of a reorganization, merger, consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of the assets or stock of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

          (4) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

     c)   Payment for Performance Units.  Within 30 days following a Change in
          -----------------------------
Control of the Company, as defined in Section 14(b) of this Plan, there shall be paid in cash to Eligible Directors holding Performance Units a pro rata amount based upon the assumed achievement of all relevant Performance Goals at target levels, and upon the length of time with the performance period that has elapsed before the Change in Control of the Company; provided, however, that if the Board determines that actual performance to the date of the Change in Control of the Company exceeds targeted levels, the prorated payouts shall be made using the actual performance data; and provided further, that there shall not be an accelerated payout with respect to Performance Units that qualify as "Derivative Securities" under Section 16 of the Exchange Act that were granted less than six months before the Change in Control of the Company.

                                       8
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15.  Amendments and Termination:

     a)   Board Authority.  The Board may amend or terminate the Plan at any
          ---------------
time; provided that no amendment may be made (i) without the appropriate approval of the Company's stockholders if such approval is necessary to comply with any tax or other regulatory requirement, including any stockholder approval required as a condition to exemptive relief under Section 16(b) of the Exchange Act; (ii) which would adversely impair or affect, without the consent of the Eligible Director, any rights or obligations under any Option, Unit or SAR theretofore granted to such Eligible Director; or (iii) more than once every six months with respect to the timing, amount and price of Options or SARs to be awarded to Eligible Directors, other than to comport with changes to the Code, the Employee Retirement Income Security Act, or the rules thereunder.

     b)   Prior Stockholder and Eligible Director Approval.  Anything herein to
          ------------------------------------------------
the contrary notwithstanding, in the event that amendments to the Plan are required in order that the Plan or any other stock-based compensation plan of the Company comply with the requirements of Rule 16b-3 issued under the Exchange Act, as amended from time to time, or any successor rules promulgated by the Securities and Exchange Commission related to the treatment of benefit and compensation plans under Section 16 of the Exchange Act, the Board is authorized to make such amendments without the consent of Eligible Directors or the stockholders of the Company.


16.  General Provisions:

     a)   Compliance Regulations.  All certificates for Shares delivered under
          ----------------------
this Plan pursuant to any Option, Unit or SAR shall be subject to such stock-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Company shall not be required to issue or deliver any Shares under the Plan prior to the completion of any registration or qualification of such Shares under any federal or state law, or under any ruling or regulations of any governmental body or national securities exchange that the Board in its sole discretion shall deem to be necessary or appropriate.

     b)   Other Plans.  Nothing contained in this Plan shall prevent the Board
          -----------
from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required by applicable law or the rules of any stock exchange on which the Common Stock is then listed; and such arrangements may be either generally applicable or applicable only in specific cases.

     c)   Governing Law.  The validity, construction, and effect of the Plan and
          -------------
any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

     d)   Conformity With Law.  If any provision of this Plan is or becomes or
          -------------------
is deemed invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Board, such provision shall be construed or deemed amended in such jurisdiction to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

     e)   Insufficient Shares.  In the event there are insufficient Shares
          -------------------
remaining to satisfy all of the grants of Options, Units or SARs made on the same day, such Options, Units or SARs shall be reduced pro-rata.

17.  Effective Date and Termination:

     The Plan's original effective date, as approved by the Board, was August 9, 1990, and amended by the Board on August 10, 1995; and ratified by the stockholders at the Annual Meeting held October 23, 1995. The effective date of this amendment is April 26, 2001, while the effective date of the previous restatement was October 20, 1997, as ratified by the Company's stockholders at the Annual Meeting held on October 20, 1997. The Plan will terminate upon the date on which all outstanding Options have expired or terminated, and all outstanding Units and SARs have been paid or otherwise provided for.

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